KRANESHARES TRUST

KraneShares CSI New China ETF

Supplement dated March 22, 2016 to the currently effective Statutory Prospectus and

Summary Prospectus for the KraneShares CSI New China ETF, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about May 23, 2016, the KraneShares CSI New China ETF’s (“Fund”) current benchmark will change from the CSI Overseas China Five-Year Plan Index to the Zacks New China Index. In addition, the Fund’s name will change from the KraneShares CSI New China ETF to the KraneShares Zacks New China ETF. Accordingly, the following changes will apply to the Prospectuses as of or about May 23, 2016:

•	All references in the Prospectuses to the “KraneShares CSI New China ETF” are hereby changed to the “KraneShares Zacks New China ETF.”

•	In the Fund Summary section of the Prospectuses, the disclosure included under the “Investment Objective” heading is deleted in its entirety and replaced with the following:

The KraneShares Zacks New China ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific foreign equity securities benchmark. The Fund’s current benchmark is the Zacks New China Index (the “Underlying Index”).

•	In the Fund Summary section of the Prospectuses, the disclosure included under the “Principal Investment Strategies of the Fund” heading is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index or in depositary receipts representing securities of the Underlying Index. The Underlying Index takes a smart-beta approach to provide exposure to companies listed in Mainland China, Hong Kong and the United States whose primary business or businesses the index sponsor, Zacks Index Services (“Zacks”), has determined are important in the current Five-Year Plan (“Plan”) of the central Chinese government. Zacks evaluates the sectors it expects to benefit from the Plan and then ranks the stocks within each sector based on various investment factors, including price, cash flow, free cash flow, momentum and volatility. Based on the foregoing, the top 40 stocks will be included in the Underlying Index. As of each rebalance date, the top 10 largest capitalization stocks included in the Underlying Index typically will represent approximately 3.75% of the Underlying Index each, the middle 20 capitalization stocks will represent approximately 2.5% of the Underlying Index each, and the smallest 10 capitalization stocks will represent approximately 1.25% of the Underlying Index each. In addition, as of the rebalance date, no sector will represent more than 40% of the Underlying Index. The Underlying Index will be rebalanced annually.

The Fund principally expects to obtain exposure to China A-Share components of the Underlying Index by investing through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program.

The Plan is a series of development initiatives that have been released by the Chinese government every five years since 1953. The Plan outlines the government’s goals for, among other things, social and economic growth and industrial planning in key sectors and regions. For example, the central Chinese government is expected to release the Thirteenth Five Year Plan (2016-2020) in March 2016. The Thirteenth Five Year Plan is expected to emphasize improving the livelihood of Chinese citizens, health care, technology, the environment, more competitive markets, agriculture, the military and education.

In creating the Underlying Index, Zacks seeks to identify component securities of Chinese companies that it believes will benefit from the areas of focus in the Plan based on a smart-beta approach. The definition of Chinese companies includes companies incorporated in China, companies with a majority of their business in China, companies headquartered in China, companies directly or indirectly controlled by an entity owned by a Chinese central, provincial or municipal government and companies listed for trading in Hong Kong with significant operations in China. As of March 17, 2016, there were 587 securities in the Underlying Index universe that are eligible for inclusion in the Underlying Index. As of March 17, 2016, the Underlying Index included 40 securities of companies with a market capitalization range of $424 million to $182 billion and a weighted average market capitalization of $45 billion.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a representative sampling methodology under various circumstances.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is so concentrated. The Fund is non-diversified.

Zacks is independent of the Fund, the Fund’s investment adviser, Krane Funds Advisors LLC (the “Adviser”). Zacks determines the components and the relative weightings of the securities in the Underlying Index.

•	The following disclosures are added to the Fund Summary section of the Prospectuses under the “Principal Risks” heading:

A-Shares Risk. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. A-Shares may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the entity holding the A-Shares may pursue the Fund’s A-Shares and that regulatory actions may affect the Fund.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax (“WHT”) on capital gains on trading in A-Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A-Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A-Shares and any relevant interest.

Focused Portfolio Risk. Changes in the value of a small number of issuers are likely to have a larger impact on a Fund's net asset value than if the Fund held a greater number of issuers.

Shanghai-Hong Kong Stock Connect Program Risk. The Shanghai-Hong Kong Stock Connect program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Shanghai-Hong Kong Stock Connect program is not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Because the Shanghai-Hong Kong Stock Connect program is new, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the Shanghai and Hong Kong Stock Exchanges will continue to support the Shanghai-Hong Kong Stock Connect program in the future.

Any future stock connect program, such as the Shenzhen-Hong Kong Stock Connect program, would be subject to similar risks.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

•	In the Statutory Prospectus, the second and third paragraphs under the “Additional Information About the Fund - Additional Investment Objective, Principal Investment Strategies, Underlying Index, and Principal Risks Information - Principal Investment Strategies” heading are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of its Underlying Index or in depositary receipts representing securities of the Underlying Index. The Fund may change its 80% investment policies and Underlying Index without shareholder approval, but will provide shareholders 60 days’ prior notice of such change.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a representative sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Underlying Index. Representative sampling is an indexing strategy that generally involves investing in a representative sample of securities that has an investment profile similar to the Underlying Index. The Fund does not engage in temporary defensive investing, keeping the Fund’s assets fully invested in all market environments. As a result, the Fund may be more vulnerable to adverse market movements than a fund that engages in temporary defensive investing strategies.

•	In the Statutory Prospectus, the disclosure included under the “Additional Information About the Fund - Additional Information Regarding the Underlying Index” heading is deleted in its entirety and replaced with the following:

Additional information regarding the Fund’s Underlying Index is provided below. The Adviser may sell securities that are represented in the Underlying Index or purchase securities not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index. There also may be instances in which the Adviser may choose to overweight securities in the Underlying Index or purchase or sell securities not included in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

The Zacks New China Index

The Underlying Index takes a smart-beta approach to provide focused exposure to companies listed in Mainland China, Hong Kong and the United States whose primary business or businesses the index sponsor, Zacks Index Services (“Zacks”), has determined are important in the current Five-Year Plan (“Plan”) of the central Chinese government. The Plan is a series of development initiatives that have been released by the Chinese government every five years since 1953. The Plan outlines the government’s goals for, among other things, social and economic growth and industrial planning in key sectors and regions. For example, the central Chinese government is expected to release the Thirteenth Five Year Plan (2016-2020) in March 2016. The Twelfth Five Year Plan (2011-2015) focused on several areas including, increasing domestic consumption, modernizing agriculture through mechanization and improvement of agricultural service businesses, encouraging stable urbanization, promoting energy saving and environmental protection and encouraging domestic technological innovation. The Thirteenth Five Year Plan is expected to emphasize improving the livelihood of Chinese citizens, health care, technology, the environment, more competitive markets, agriculture, the military and education.

Zacks evaluates the sectors it expects to benefit from the Plan and then ranks the stocks within each sector based on various investment factors, including price, cash flow, free cash flow, momentum and volatility. Momentum will be measured based on total returns over the three months prior to the rebalancing of the Underlying Index and volatility will be measured by analyzing the standard deviation of total returns for each month during the six months prior to the rebalancing of the Underlying Index. Based on the foregoing analyses, the top 40 stocks will be included in the Underlying Index. As of each rebalance date, the top 10 largest capitalization stocks included in the Underlying Index typically will represent approximately 3.75% of the Underlying Index each, the middle 20 capitalization stocks will represent approximately 2.5% of the Underlying Index each, and the smallest 10 capitalization stocks will represent approximately 1.25% of the Underlying Index each. In addition, as of the rebalance date, no sector will represent more than 40% of the Underlying Index. The Underlying Index will be rebalanced annually.

The Fund principally expects to obtain exposure to China A-Share components of the Underlying Index by investing through the Shanghai-Hong Kong Stock Connect program or a similar program, such as the Shenzhen-Hong Kong Stock Connect program.

In creating the Underlying Index, Zacks seeks to identify component securities of Chinese companies that it believes will benefit from the areas of focus in the Plan based on a smart-beta approach. The definition of Chinese companies includes companies incorporated in China, companies with a majority of their business in China, companies headquartered in China, companies directly or indirectly controlled by an entity owned by a Chinese central, provincial or municipal government and companies listed for trading in Hong Kong with significant operations in China. As of March 17, 2016, there were 587 securities in the Underlying Index universe that are eligible for inclusion in the Underlying Index. As of March 17, 2016, the Underlying Index included 40 securities of companies with a market capitalization range of $424 million to $182 billion and a weighted average market capitalization of $45 billion.

The Underlying Index was created and is maintained by Zacks. Zacks is independent of the Fund and the Adviser. Zacks determines the components and the relative weightings of the component securities in the Underlying Index.

•	In the Statutory Prospectus, the third paragraph under the “Additional Investment Strategies” heading is moved to under the “Additional Information About the Fund - Principal Investment Strategies” heading and the following is added after the paragraph titled “A-Shares”:

The trading volatility of A-Shares could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. A-Shares may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of the entity holding the A-Shares may pursue the Fund’s A-Shares and that regulatory actions may affect the Fund.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax (“WHT”) on capital gains on trading in A-Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A-Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it.

The WHT on dividends and interest, if any, is normally withheld by the Fund’s custodian bank. To the extent such WHT was not withheld by the Fund’s custodian bank, however, Krane has made or would generally need to make relevant provision for the tax on dividends from A-Shares and any relevant interest.

•	In the Statutory Prospectus, the first, third, and fourth paragraphs under the “Additional Risks” heading are moved to under the “Additional Information About the Fund - Principal Risks of Investing in the Fund” heading.

•	The following disclosure is added to the Statutory Prospectus under the “Additional Information About the Fund - Principal Risks of Investing in the Fund” heading:

Focused Portfolio Risk. Changes in the value of a small number of issuers are likely to have a larger impact on a Fund's net asset value than if the Fund held a greater number of issuers.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small and medium capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

•	In the Statutory Prospectus, the disclosure included under the “Index Provider Information” heading is deleted in its entirety and replaced with the following:

Zacks Index Services is the index provider for the Fund. Zacks Index Services, a division of Zacks Investment Management (“ZIM”), creates and maintains proprietary, quantitative portfolio strategies that are licensed to product sponsors and serve as the basis of investment products such as exchange-traded funds, unit investment trusts and closed-end funds. ZIM, a wealth management boutique, is a leading expert on earnings and using earnings estimates in the investment process. ZIM is a wholly owned subsidiary of Zacks Investment Research, one of the largest providers of independent research in the U.S. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor.

Zacks Index Services has entered into a license agreement with the Adviser (the “License Agreement”) to provide for the use by the Adviser of the names of the Index Provider and Underlying Index and certain related intellectual property in connection with the Underlying Index.  The Adviser is sub-licensing rights to the Underlying Index to the Fund at no charge (the “Sublicense Agreement”). Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Adviser’s ability to use the Underlying Index.

The Fund does not pay a separate licensing fee to use the Underlying Index.

The Fund is neither sponsored nor promoted, distributed or in any other manner supported by Zacks. The Underlying Index is compiled and calculated by Zacks. Zacks will apply all necessary means to ensure the accuracy of the Underlying Index. However, Zacks shall not be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and Zacks is not under any obligation to advise any person of any error therein. All copyrights in the Underlying Index values and constituent lists vest in Zacks. Neither the publication of the Underlying Index by Zacks nor the granting of a license of rights relating to the Underlying Index or to the Index Trademark for the utilization in connection with the Fund, represents a recommendation by Zacks for a capital investment or contains in any manner a warranty or opinion by Zacks with respect to the attractiveness of an investment in the Fund.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any members of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Effective immediately:

•	All references in the Statutory Prospectus to “1350 Avenue of the Americas, 2nd Floor, New York, New York 10019” are hereby replaced with “1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

KRANESHARES TRUST

KraneShares CSI New China ETF

Supplement dated March 22, 2016 to the currently effective Statement of Additional Information for the KraneShares CSI New China ETF, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information listed above and should be read in conjunction with the Statement of Additional Information.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about May 23, 2016, the KraneShares CSI New China ETF’s (“Fund”) current benchmark will change from the CSI Overseas China Five-Year Plan Index to the Zacks New China Index. In addition, the Fund’s name will change from the KraneShares CSI New China ETF to the KraneShares Zacks New China ETF. Accordingly, the following changes will apply to the Statement of Additional Information as of or about May 23, 2016:

•	All references in the Statement of Additional Information to “KraneShares CSI New China ETF” are hereby changed to “KraneShares Zacks New China ETF.”

•	The first paragraph under the “Investment Policies, Techniques and Risk Factors - General” heading is deleted in its entirety and replaced with the following:

The Fund is a passively managed exchange traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities benchmark. The Fund will not be actively managed, and the adverse performance of a security in the Fund’s portfolio ordinarily will not result in the elimination of the security from the Fund’s portfolio. The Fund’s current benchmark is the Zacks New China Index (the “Underlying Index”).

•	The second item under the “Investment Limitations- Non-Fundamental Policies” heading is deleted in its entirety.

•	The section titled “Description of the Underlying Index” is deleted in its entirety.

•	The section titled “Index/Trademark Licenses/Disclaimers” is deleted in its entirety.

Effective immediately:

•	All references in the Statement of Additional Information to “1350 Avenue of the Americas, 2nd Floor, New York, New York 10019” are hereby replaced with “1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.